RUTH’S HOSPITALITY GROUP March 2019 Exhibit 99.1

This presentation contains “forward-looking statements” that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “targeting,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Similarly, statements herein that describe the Company’s objectives, plans or goals, including with respect to new restaurant openings, capital expenditures, strategy, financial outlook, our effective tax rate and the impact of healthcare inflation, recent accounting pronouncements and tax reform legislation, also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company’s forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company’s stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to income taxes, unclaimed property, Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company’s franchisees; a material failure, interruption or security breach of the Company’s information technology network; the Company’s indemnification obligations in connection with its sale of the Mitchell’s Restaurants; the Company’s ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company’s credit agreement; and changes in, or the discontinuation of, the Company’s quarterly cash dividend payments or share repurchase program. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018, which is available on the SEC’s website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred.   Unless the context otherwise indicates, all references in this presentation to the “Company,” “Ruth’s,” “we,” “us”, “our” or similar words are to Ruth’s Hospitality Group, Inc. and its subsidiaries. Ruth’s Hospitality Group, Inc. is a Delaware corporation formerly known as Ruth’s Chris Steak House, Inc., and was founded in 1965. DISCLAIMER: THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

NASDAQ: RUTH Proven, differentiated business model with a history of success Record of consistent performance driven by operational excellence, targeted initiatives in place to support future growth Cash flow supports multiple levers to drive total shareholder returns A COMPELLING, LONG-TERM INVESTMENT OPPORTUNITY

RUTH’S CHRIS STEAK HOUSE: AN EVOLVING ICONIC BRAND From our beginnings in New Orleans back in 1965, founder Ruth Fertel’s simple and timeless formula of always offering the highest quality food, beverage and service in a warm and inviting atmosphere has resonated strongly with guests. This foundation of operational excellence serves as our platform for evolution as we continuously innovate to maintain relevance with both our core and emerging guest.

X Entrees 85% BRAND AWARENESS 156 LOCATIONS GLOBALLY MORE THAN 9 MILLION GUESTS SERVED IN 2018 80% OF RUTH’S CHRIS DINERS BECOME “STORYTELLERS”

PROVEN BUSINESS MODEL – BROAD GEOGRAPHIC APPEAL 80 Company / 55 Franchise Domestic company-owned count includes six locations in Hawaii (not pictured) and locations in Cherokee, NC , Tulsa, OK and Reno, NV operating under contractual agreements. Domestic franchise-owned count includes one location in Puerto Rico (not pictured). 15 2 14 1 3 4 1 3 1 1 2 3 9 9 4 1 2 5 1 1 5 3 1 5 2 6 7 1 4 4 2 1 2 1 2 1 81 Company / 55 Franchise

Chengdu, China Shanghai, China Taipei, Taiwan Taipei, Taiwan (Dai Zhi) Taichung, Taiwan Kaohsiung, Taiwan Kowloon, Hong Kong Queensway, Hong Kong Tokyo, Japan Marina Square, Singapore Jakarta, Indonesia Palm Beach, Aruba Cabo San Lucas, Mexico Cancun, Mexico Toronto, Canada (2) Niagara Falls, Canada Edmonton, Canada Calgary, Canada Markham, Canada PROVEN BUSINESS MODEL – AND 20 INTERNATIONAL LOCATIONS 136 0 Company / 20 Franchise

BROAD APPEAL ACROSS MULTIPLE CUSTOMER GROUPS Holiday offerings Birthdays Anniversaries Onsite event managers Extensive private dining options Off-site catering SPECIAL OCCASIONS BUSINESS/CORPORATE CORE CUSTOMER Innovation: three prix fixe menu launches each year Sizzle, Swizzle & Swirl Happy Hour and core menu evolution Wine dinners featuring world-class vintners

THE SECRET BEHIND THE SIZZLE Support and protect our foundation of operational excellence – Our People, Our Food, Our Atmosphere Leverage brand strength to accelerate differentiation of the guest experience Strong FCF allows significant return of capital through: Dividend payments Share repurchases Debt repayment MAINTAIN HEALTHY CORE CONTINUE DISCIPLINED GROWTH RETURN EXCESS CAPITAL Three to five new restaurants per year for both franchise and Company Acquire franchise territory at attractive prices

NASDAQ: RUTH Support and protect our foundation of operational excellence – Our People, Our Food, Our Atmosphere Leverage brand strength to accelerate differentiation of the guest experience THE SECRET BEHIND THE SIZZLE: MAINTAIN A HEALTHY CORE

OUR PEOPLE, OUR FOOD, OUR ATMOSPHERE OUR PEOPLE OUR FOOD OUR ATMOSPHERE Expert, tenured restaurant team, with industry-low turnover Rigorous investment in annual recertification for corporate and franchise team members Only the best will do – USDA prime steak, fresh seafood and local produce Industry-leading bar featuring fresh-squeezed, handcrafted cocktails and award-winning wine list Classic American steak house with contemporary touches of whimsy All locations uniquely designed to reflect individual market characteristics and local tastes

ELEVATING ATMOSPHERE DESIGN Multi-use dining space Evolved bar layout Transitional floor plan design REMODELS Multi-year initiative Align new design and infrastructure elements Targeting 6-10 remodels annually WALTHAM, MA

PASADENA, CA REMODEL COMPLETED 2018 BEFORE AFTER

AMPLIFYING EXPERIENCES EMBRACED CULTURE OF TEST AND LEARN New occasions to share in the Ruth’s Chris experience Seasonal pairings - Filet & Cabernet Wine dinners as spirited celebrations Curated bar menus LOYALTY RECOGNITION VIP TasteMaker Club

INTEGRATED E-COMMERCE PLATFORM E-commerce site developed to support ability to sell in-restaurant experiences. ELEVATED PRODUCT OFFERINGS – ENHANCED GIFT EXPANSION

NASDAQ: RUTH Three to five new restaurants per year for both franchise and Company Acquire franchise territory at attractive prices THE SECRET BEHIND THE SIZZLE: CONTINUE DISCIPLINED GROWTH

DISCIPLINED GROWTH – COMPANY - OWNED COMPANY- OWNED GROWTH Looking to grow 3 – 5 units per year Focused solely on U.S. Markets Leverage existing management infrastructure Three openings in 2018: Jersey City, NJ (3Q18), Paramus, NJ (4Q18), Reno, NV – Operating Agreement (4Q18) Four openings in 2019-2020: Columbus, OH (2H19), Washington, DC (2H19, Relo), Somerville, MA (2H19), Oklahoma City, OK (2020) Continuing to work on additional opportunities for 2020 PARAMUS, NJ

FRANCHISE-OWNED GROWTH Allows system growth without additional Company capital Looking to grow 3 – 5 units per year Two openings in 2018: Fort Wayne, IN (2Q18), Markham, Ontario (3Q18) Two openings in 2019: Chongqing, China (1H19), St. George, UT (2H19) DISCIPLINED GROWTH – FRANCHISE - OWNED FT. WAYNE, IN

COMPANY-OWNED TARGET UNIT ECONOMICS TARGET UNITS 3– 5 units per year TARGET SIZE 8,000 – 10,000 square feet TYPICAL DEMOGRAPHICS Medium and large markets; DMA population > 1 million SALES TARGET $4MM – $6MM NET CASH INVESTMENT $2.5MM – $3.5 MM RESTAURANT LEVEL MARGINS > 20% DENVER, CO

Strong FCF allows significant return of capital through: Dividend payments Share repurchases Debt repayment THE SECRET BEHIND THE SIZZLE: RETURN EXCESS CAPITAL NASDAQ: RUTH

KEYS TO STRONG CASH FLOWS: CONSISTENT AVERAGE UNIT VOLUME GROWTH FY 2012 and 2017 include a 53rd week. Comp Sales % -10.3% -19.5% +4.0% +5.4% +5.2% +5.3% +3.7% +3.4% +1.6% Full Year Total Location Count Company 66 64 64 63 64 63 65 67 68 +1.0% 77 +1.4% 78 1 1

KEYS TO STRONG CASH FLOWS: COMMITTED FRANCHISEES Unique franchise business model provides annuity stream Provides $17 million to $18 million in annual royalty fees 75 locations/27 franchisees, many of whom date back to our founder, Ruth Fertel 1. Franchise sales include sales related to the Hawaii-based restaurants acquired in December of 2017. The decrease in franchise sales in 2018 is driven primarily by this acquisition. 1

RESULTS IN CONSISTENT EBITDA GROWTH Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K. +0.3% +11.4% +2.5% +9.8% +14.3% +8.4% +13.9% +6.3% +8.1% 1. FY 2012 and 2017 include a 53rd week. 1 1 +8.1%

CAPITAL ALLOCATION METHODOLOGY FINANCIAL PRINCIPLES: Focus on Organic Sales Growth Through Traffic Drive Margin Expansion Deploy Capital to Highest Return Opportunities Maintain a Healthy Balance Sheet Reasonable Debt of 1-2X EBITDA Return Excess Capital Debt Paydown, Dividends and Share Repurchases

RETURNING CAPITAL TO DRIVE SHAREHOLDER RETURNS ($ in millions) Net Debt Repayment/ (Borrowing) Share Repurchases Dividend Payments Total Capital Returned1 $29 $29MM ($23) $60 $37MM $26 $4 $30MM $6 $15 $7 $29MM $13 $24 $8 $45MM ($25) $45 $9 $29MM 2011 2012 2013 2014 2015 2016 Total ($25) $24 $11 $10MM 2017 $10 $187 $54 $251MM 1. Amounts may not foot due to rounding. 2018 $9 $19 $14 $41MM

RHGI INVESTMENT SUMMARY PROVEN BUSINESS MODEL WITH A LONG HISTORY OF SUCCESS High-end fine-dining steak experience remains timeless after 53 years RECORD OF CONSISTENT PERFORMANCE DRIVEN BY OPERATIONAL EXCELLENCE Consistent revenue, net income EBITDA and EPS growth STRONG CASH FLOW SUPPORTS MULTIPLE LEVERS TO DRIVE SHAREHOLDER RETURN Focused on disciplined deployment of capital and augmenting returns to shareholders through dividends, share repurchases and debt repayment Returned over $240MM to shareholders since 2011 through dividends and share repurchases JERSEY CITY, NJ